EXHIBIT 10.4

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THESE  WARRANTS  AND THE SHARES OF COMMON STOCK AND OTHER  WARRANTS  THAT MAY BE
PURCHASED ON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THESE WARRANTS AND THE SHARES OF COMMON STOCK AND OTHER WARRANTS THAT MAY BE PURCHASED ON THE EXERCISE HEREOF ARE BEING OFFERED AND SOLD FOR INVESTMENT. EXCEPT AS PROVIDED IN SECTION 7(b) HEREOF, THESE WARRANTS MAY NOT BE TRANSFERRED. THE SHARES OF COMMON STOCK AND OTHER WARRANTS ISSUED OR ISSUABLE UPON EXERCISE OF THESE WARRANTS ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT.

                                                LINKSXPRESS.COM, INC.

                                        CLASS A WARRANTS FOR THE PURCHASE OF
                                             SHARES OF COMMON STOCK OF
                                               LINKSXPRESS.COM, INC.
                                              (A Colorado Corporation)

                                    VOID AFTER 5:00 P.M., CENTRAL STANDARD TIME,
                                                ON SEPTEMBER 20, 2002

         LinksXpress.com, Inc., a Colorado corporation (the "Company") hereby certifies that JVWeb, Inc., a Delaware corporation (together with its permitted assigns, the "Registered Holder"), is the holder of 1,000,000 of the Company's Class A Warrants (singly, a "Warrant," and collectively, the "Warrants") thus entitling it, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after September 20, 1999 and on or before the earlier of September 20, 2002 at not later than 5:00 p.m. (Central Standard Time), to purchase one share of Common Stock of the Company ("Common Stock") for each Warrant at a purchase price of $2.00 per share. The number of shares purchasable upon exercise of a Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant Certificate, are hereinafter referred to as the "Warrant Stock" and the "Purchase Price", respectively.

1.       Exercise.

         (a) This Warrant Certificate may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant Certificate, with the purchase form appended hereto as Exhibit A duly executed by such Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, by bank or certified check in lawful money of the United States, of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise.

         (b) Each exercise of a Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant Certificate shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

         (c) As soon as practicable after the exercise of a Warrant, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof, as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

                  (i) a certificate or certificates for the number of full shares of Warrant Stock to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to
Section 3 hereof, and

                  (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant Certificate minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above, and

                  (iii) a warrant certificate substantially in the form of this Warrant Certificate except that such warrant certificate shall provide that:

                           (aa) The warrant certificate shall represent 2,000,000 of the Company's Class B Warrants entitling the holder thereof to purchase from the Company, at any time or from time to time on or after the issuance thereof and on or before the earlier of September 20, 2005, one share of Common Stock for each Class B Warrant at a purchase price of $3.00 per share;

                           (bb) Upon the exercise of a Class B Warrant, the exercising holder thereof shall receive one the Company's Class C Warrants entitling the holder thereof to purchase from the Company, at any time or from time to time on or after the issuance thereof and on or before the earlier of September 20, 2008, one share of Common Stock for each Class C Warrant at a purchase price of $5.00 per share; and

                           (cc) Each Class B Warrant shall be redeemable, at a redemption price shall be $.01 per Class B Warrant, at any time after the Common Stock has had, for 10 consecutive trading days, a per-share closing price above $3.25, and Class C Warrant shall be redeemable, at a redemption price shall be $.01 per Class C Warrant, at any time after the Common Stock has had, for 10 consecutive trading days, a per-share closing price above $5.50.




2.       Adjustments.

         (a) If the outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of a Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of a Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment. Whenever any adjustments are required to be made by this Section 2(a), similar adjustments with respect to the number of and exercise prices of the Company's Class B and Class C Warrants shall also be made.

         (b) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, lawful provision shall be made so that the Registered Holder of this Warrant Certificate shall have the right thereafter to receive upon the exercise hereof (to the extent, if any, still exercisable) the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of a Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant Certificate such that the provisions set forth in this
Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of a Warrant.

         (c) In any case in which this Section 2 shall require that any adjustment in the number of shares of Warrant Stock or other property for which a Warrant may be exercised be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the Registered Holder the amount of Warrant Stock and other property, if any, issuable upon exercise of a Warrant after such record date that is over and above the Warrant Stock and other property, if any, issuable upon exercise of a Warrant as in effect prior to such adjustment; provided that upon request the Company shall deliver to the Registered Holder a due bill or other appropriate instrument evidencing the Registered Holder's right to receive such additional shares or property upon the occurrence of the event requiring such adjustment.

         (d) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property for which a Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2(a) or 2(b) above.

3.       Fractional Shares.

         The Company shall not be required upon the exercise of a Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the mean between the low bid and high asked prices of the Warrant Stock on the OTC Bulletin Board, or the mean between the low bid and high asked prices of the Warrant Stock on the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System or the closing market price of the Warrant Stock on a national securities exchange on the trading day immediately prior to the date of exercise, whichever is applicable, or if none is applicable, then on the basis of the then market value of the Warrant Stock as shall be reasonably determined by the Board of Directors of the Company.

4.       Limitation on Sales.

         (a) The Registered Holder, and each subsequent holder of this Warrant Certificate, if any, acknowledges that the Warrants, the Warrant Stock and the Class B Warrants have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of any of the Warrants, the Warrant Stock or the Class B Warrants issued upon its exercise in the absence of (i) an effective registration statement under the Act as to a Warrant, such Warrant Stock or such Class B Warrants and registration or qualification of a Warrant, such Warrant Stock or such Class B Warrants under any applicable blue sky or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Without limiting the generality of the foregoing, unless the offering and sale of the Warrant Stock or the Class B Warrants to be issued upon the particular exercise of a Warrant shall have been effectively registered under the Act, the Company shall be under no obligation to issue the shares or warrants covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares or warrants for its own account, for investment and not with a view to, or for sale in connection with, the distribution of any such shares or warrants, in which event the Registered Holder shall be bound by the provisions of a legend to such effect on the certificate(s) representing the Warrant Stock or the Class B Warrants. In addition, without limiting the generality of the foregoing, the Company may delay issuance of the Warrant Stock or the Class B Warrants until completion of any action or obtaining of any consent, which the Company believes necessary or advisable under any applicable law (including without limitation state securities or "blue sky" laws).

         (b) The Registered Holder agrees, and each other holder of Warrant Stock agrees, if requested by the Company and/or the representative of the underwriters underwriting an offering of Common Stock (or other securities of the Company) from time to time, not to sell or otherwise transfer or dispose of any Warrant Stock then held by the Registered Holder and/or such other holder during such period of time following the effective date of any registration statement of the Company filed under the Act for the period of time with respect to which a majority of the executive officers of the Company agree not to sell shares of Common Stock (or other securities of the Company). Such agreement shall be in writing in a form satisfactory to the Company and such representative. The Company may impose stop-transfer instructions with respect to the Warrant Stock subject to the foregoing restriction until the end of such period.

5.       Reservation of Stock.

         The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of a Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of a Warrant.

6.   Replacement of Warrant Certificates.

         Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant Certificate, the Company will issue, in lieu thereof, a new Warrant Certificate of like tenor.

7.       Transfers. etc.

         Subject to Section 4 above:

         (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant Certificate. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.
         (b)  This  Warrant   Certificate  shall  not  be  transferable  by  the
Registered Holder and shall be exercisable only by the Registered Holder; provided that this Warrant Certificate may be transferred to, and may be exercisable by, any company that directly, or indirectly through one or more intermediaries, is controlled by, or is under common control with, the Registered Holder. Subject to the foregoing, this Warrant Certificate shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process without the prior written consent of the Company. Any attempted transfer, assignment, pledge, hypothecation or other disposition of this Warrant Certificate or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon this Warrant Certificate or such rights, shall be null and void.

          (c) Until any transfer of this Warrant Certificate is made in the warrant register, the Company may treat the Registered Holder of this Warrant Certificate as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant Certificate is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

8.       Redemptions.

         Any Warrant may be redeemed prior to its expiration date, at the option of the Company, upon notice, at the price of $.01 per Warrant, provided, (i) the closing bid quotation of the Common Stock as quoted by the National Association of Securities Dealers Automated Quotation System; (ii) the last reported sale price, regular way, or if no such reported sale has occurred on any such day, the average of the closing bid and asked prices, regular way, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (iii) if not so quoted or reported, the average of the bid and asked prices as furnished by two members of the NASD selected for that purpose, in any such case, has been at least $2.25, on each of the ten (10) consecutive trading days ending on the third (3rd) day prior to the day on which notice is given.

9. Mailing of Notices, etc.

         All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant Certificate who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant Certificate or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its offices at 625 Howe Street, Suite 402, Vancouver, B.C. V6C-2T6, or such other address as the Company shall so notify the Registered Holder.

10.      No Rights as Stockholder.

         Until the exercise of a Warrant, the Registered Holder of this Warrant Certificate shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

11.      Change or Waiver.

         Any term of this Warrant Certificate may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

12.      Headings.

         The headings in this Warrant Certificate are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant Certificate.

13.      Governing Law.

         THIS  WARRANT   CERTIFICATE  WILL  BE  GOVERNED  BY  AND  CONSTRUED  IN
ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO.

         IN WITNESS WHEREOF, the undersigned has set his hand hereunto as of the 20th day of September, 1999.

                                                  LINKSXPRESS.COM, INC.


                                                  By: /s/ Ian Scott Moncrieff
                                                  Ian Scott Moncrieff, President


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                                                                  22


                                                      EXHIBIT A

                                                   PURCHASE FORM

LinksXpress.com, Inc.
625 Howe Street, Suite 402
Vancouver, B.C.  V6C-2T6

Gentlemen:

         The undersigned pursuant to the provisions set forth in the attached Warrant Certificate hereby irrevocably elects to purchase _________ shares of the Common Stock (the "Common Stock") covered by such Warrant Certificate and herewith makes payment of $_____________, representing the full purchase price for such shares at the price per share provided for in such Warrant Certificate.

         The undersigned understands and acknowledges the terms and restrictions on the right to transfer or dispose of the Common Stock set forth in Section 4 of the attached Warrant Certificate, which the undersigned has carefully reviewed. The undersigned consents to the placing of a legend on its certificate for the Common Stock referring to such restrictions and the placing of stop transfer orders until the Common Stock may be transferred in accordance with the terms of such restrictions.



                                                     By:________________________

                                                     Name:______________________

                                                     Title:_____________________

                                                     Dated:_____________________